VIA EDGAR
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:	Schwab Small-Cap Index Fund, a series of Schwab Capital Trust (File Nos. 033-62470 and 811-07704)
Ladies and Gentlemen:
     On behalf of Schwab Capital Trust, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Prospectus with respect to the Schwab Small-Cap Index Fund (the “Fund”), dated February 28, 2011, as amended October 14, 2011, filed pursuant to Rule 497(c) under the Securities Act of 1933, (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for the Fund.
     Any questions or comments on the 497 Filing should be directed to the undersigned at (415) 667-0650.

Very truly yours,
/s/ Catherine MacGregor
Catherine MacGregor
Vice President, and Chief Counsel Laudus Funds